Exhibit 99.1

XPO Logistics Sells Intermodal Business to STG Logistics

$710 million divestiture advances XPO’s strategic plan to create two pure-play, publicly traded companies through a spin-off later this year

GREENWICH, Conn. — March 25, 2022 — XPO Logistics, Inc. (NYSE: XPO) today announced that it has divested its North American intermodal business to STG Logistics, Inc. for cash proceeds of approximately $710 million, subject to a customary post-closing purchase price adjustment.

The intermodal unit, which XPO has reported as part of its Brokerage and Other Services segment, generated $1.2 billion of revenue in 2021. The divested operations provide rail brokerage and drayage services; 48 locations and approximately 700 employees have transferred to the buyer in the transaction.

Brad Jacobs, chairman and chief executive officer of XPO Logistics, said, “This divestiture simplifies our business model and moves our capital structure closer to investment-grade — two priorities in our strategic plan to unlock significantly more value for our stakeholders. We’ve completed a key step in preparing for our planned spin-off, when we’ll separate XPO into two publicly traded leaders in less-than-truckload transportation and tech-enabled brokered transportation services.”

XPO will update its guidance to reflect the divestiture when the company reports its first quarter 2022 financial results.

Raymond James & Associates, Inc. served as financial advisor to XPO for the transaction, and Wachtell, Lipton, Rosen & Katz served as legal advisor.

There can be no assurance that the planned fourth quarter 2022 spin-off will occur or, if it does occur, of its terms or timing.

About XPO Logistics

XPO Logistics, Inc. (NYSE: XPO) is a leading provider of freight transportation services, primarily truck brokerage and less-than-truckload (LTL). XPO uses its proprietary technology, including the cutting-edge XPO Connect® automated freight marketplace, to move goods efficiently through supply chains. The company’s global network serves 50,000 shippers with approximately 727 locations and 41,000 employees, and is headquartered in Greenwich, Conn., USA. Visit xpo.com and europe.xpo.com for more information, and connect with XPO on Facebook, Twitter, LinkedIn, Instagram and YouTube.

Forward-looking Statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to the planned spin-off and divestitures, the expected timing of the transactions and the anticipated benefits of the transactions. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include our ability to effect the spin-off and meet the related conditions, our ability to complete the divestiture of our European freight transportation business, the expected timing of the completion of the transactions and the terms of the transactions, our ability to realize the expected benefits of the transactions, our ability to retain and attract key personnel for the separate businesses, the risks discussed in our filings with the SEC and the following: economic conditions generally; the severity, magnitude, duration and aftereffects of the COVID-19 pandemic, including supply chain disruptions due to plant and port shutdowns and transportation delays, the global shortage of certain components such as semiconductor chips, strains on production or extraction of raw materials, cost inflation and labor and equipment shortages, which may lower levels of service, including the timeliness, productivity and quality of service, and government responses to these factors; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands; our ability to implement our cost and revenue initiatives; the effectiveness of our action plan, and other management actions, to improve our North American LTL business; our ability to benefit from a sale, spin-off or other divestiture of one or more business units, and the impact of anticipated material compensation and other expenses, including expenses related to the acceleration of equity awards, to be incurred in connection with a substantial disposition; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; goodwill impairment, including in connection with a business unit sale, spin-off or other divestiture; matters related to our intellectual property rights; fluctuations in currency exchange rates; fuel price and fuel surcharge changes; natural disasters, terrorist attacks, wars or similar incidents; risks and uncertainties regarding the expected benefits of the spin-off of our logistics segment or a future spin-off of a business unit; the impact of the spin-off of our logistics segment or a future spin-off of a business unit on the size and business diversity of our company; the ability of the spin-off of our logistics segment or a future spin-off of a business unit to qualify for tax-free treatment for U.S. federal income tax purposes; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our indebtedness; our ability to raise debt and equity capital; fluctuations in fixed and floating interest rates; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to attract and retain qualified drivers; labor matters, including our ability to manage our subcontractors, and risks associated with labor disputes at our customers and efforts by labor organizations to organize our employees and independent contractors; litigation, including litigation related to alleged misclassification of independent contractors and securities class actions; risks associated with our self-insured claims; risks associated with defined benefit plans for our current and former employees; the impact of potential sales of common stock by our chairman; governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; and competition and pricing pressures.

All forward-looking statements set forth in this release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Where required by law, no binding decision will be made with respect to the divestiture of the European business other than in compliance with applicable employee information and consultation requirements.

Investor Contact

XPO Logistics, Inc.

Tavio Headley

+1-203-413-4006

tavio.headley@xpo.com

Media Contact

XPO Logistics, Inc.

Joe Checkler

+1-203-423-2098

joe.checkler@xpo.com